SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   April 1, 1999
                                                   -------------

                        FOODMAKER, INC.

     (Exact name of registrant as specified in its charter)


DELAWARE                      1-9390               95-2698708
---------------------------------------------------------------------
(State of Incorporation)(Commission File Number)   (IRS Employer
                                                   Identification No.)


9330 BALBOA AVENUE, SAN DIEGO, CALIFORNIA          92123
---------------------------------------------------------------------
(Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code (619) 571-2121
                                                   --------------

ITEM 5.  OTHER EVENTS

The following is a transcript of a video that is being sent concurrently to approximately 330 fund managers advising them of certain information about the company.

       Video                                 Audio
-------------------------  ---------------------------------------

Disclaimer
----------
This video contains
forward looking
statements that are
subject to risks and
uncertainties that could
cause actual results to
differ materially.  Risk
factors relating to such
statements are described
in the company's 10-K
report on file with the
SEC.

                           JIB Commercial Clip
                           -------------------
Jack commercial            (JACK)- "Hello, I'm Jack, Founder of
                           Jack in the Box."

                           Narration
                           ---------
Graphic - Foodmaker, Inc.  Foodmaker Incorporated is the operator and franchiser of Jack In The Box, one
                           of the nation's leading hamburger fast-
                           food chains.  Foodmaker is a small-cap
                           stock traded on the New York Stock
Shots of restaurant        Exchange. Currently in 11 states,
  exteriors, some          Foodmaker has 33,000 employees serving
  interiors                half a billion people every year.
                           It's well-established and well-known
                           in the West.  And now - it's poised
                           for growth.

                           Nugent
                           ------
Nugent on camera           We have now experienced 16 consecutive
Graphic - Robert Nugent    quarters where our sales are higher
  President & CEO          than the previous year, same quarter.
                           I think that's a testimony to all of
                           the initiatives that we have in place
Guest shots                that are aimed directly at satisfying
                           our guests.

                           Duddles
                           -------
Historical shots           Jack In The Box is almost 50 years old
                           so we're not an upstart, we're not
Duddles on camera          something new.  It's a proven
Graphic - Chuck Duddles    restaurant chain, good track record
  CFO                      and we think we have the ability to
                           develop additional restaurants across
                           the country.  Our goal someday is to
                           be a national chain.

       Video                                 Audio
-------------------------  ---------------------------------------

                           Narration 2
                           -----------
Graphic -                  In addition to 16 consecutive quarters
- Sales increases for      of per store average sales increases,
  16 consecutive quarters  Foodmaker has just completed two
- 2 consecutive years of   consecutive years of record earnings,
  record earnings          with Fiscal 98 earnings up 29%,
- Earnings up 29%,         excluding unusual items.
  fiscal 98

                           Nugent
                           ------
Nugent on camera           We're about 75% company owned and
                           operated.  Our competition is probably
                           75-80% franchise owned and operated.
                           And, anytime you're pushing an
Graphic - 75 percent       initiative out that either has capital
  company owned            dollars involved or a change in the
                           way you're going to do business, you
                           have to take it to the franchise
                           community and get them on board.

                           Narration 3
                           -----------
Employees servings guests  The advantage Foodmaker has is
                           controlling a quality experience for
                           the customer, no matter which
                           restaurant they visit, is a lot easier.
Employees at work          Of course the economic advantage is,
                           all profits from company owned
                           restaurants return to Foodmaker.
Cash register              Growth plans are focused domestically,
                           offering little risk from the impact
                           of global markets. 110 new company
Counter shots              units are planned for fiscal 1999.

                           Duddles
                           -------
Duddles on camera          We have what we call controlled
                           growth.  We've seen chains in the past
                           try to grow too fast and get in
                           trouble, we're trying to make sure
                           that we do everything right as we
                           grow.

                           Narration 4
                           -----------
Shots inside corporate     And that means managing the
marketing and architec-    infrastructure and maintaining quality
ture departments           during growth. Recent expansion into
                           the Portland, Oregon market has
                           exceeded expectations.

       Video                                 Audio
-------------------------  ---------------------------------------

                           As we've grown, we've continued to be
                           innovative and progressive in our
                           approach to our target audience - the
Young man eating           young, adult male. Though we're not a
                           national brand yet, we're among the
                           top chains in those markets where we
Signs - McDonalds, Wendys  compete. Yes, the market IS tight. But
  Burger King              we've proven we can successfully build
                           a preference for our brand and our
                           food.

                           Nugent
                           ------
Nugent on camera           We're in a mature industry and it's
                           our philosophy here that the way that
                           you succeed in that kind of an
                           environment is the fundamentals.  If
Graphic - Good food, good  you can deliver good food and good
  service                  service, that's what it's all about.

                           Narration 5
                           -----------
Core products shots        Our food IS good. The menu is led by
Graphic per product        our core products - the Jumbo Jack,
- Jumbo Jack               Jack's Spicy Chicken Sandwich, and the
- Jack's Spicy Chicken     Sourdough Jack sandwich, names our
- Sourdough Jack           customers remember.

                           Narration 6
                           -----------
Shots of menu board        We're different from many chains in
                           that we target young adults, and we
                           have more menu variety - everything
Various food products      from burgers and fries to tacos.  We
                           listen to our customers and actively
                           solicit their comments.  And year
Guest Service sign         after year our guest service hotline
                           is voted the industry's best.
Phone operator             Employees are trained to "Treat Guests
                           The Way They Want To Be Treated."
Employees smiling at       It's a simple philosophy that's
  guests                   working.

                           Nugent
                           ------
                           We have put together a team of people
Employees working -        that I believe are A-Plus and second
  inside corporate and     to none.  I would put our team up
  in restaurant            against anybody in this business.

                           Narration 7-8
                           -------------
Marketing department shot  Great teamwork means new and
                           innovative ideas, and the energy and
                           enthusiasm to roll initiatives out
                           quickly.

       Video                                 Audio
-------------------------  ---------------------------------------

                           Narration 9
                           -----------
ATO shots                  ATO is our newest initiative to date.
                           ATO means Assemble To Order, meaning
Assembling burgers         each sandwich is assembled only AFTER
                           the customer orders it, not before.
                           Our food never sits under a heat lamp
Pulling burgers from       or in a holding bin. The result is,
  pass-thru                ATO is bringing more customers into
                           our restaurants.

                           Narration 10
                           ------------
Menu board                 We also introduced new menu boards and
                           an order confirmation system.  By
OCS system                 showcasing combo meals featuring our
                           core products, we're selling more
Combo meal menu board      food.  Our commitment to quality is very
  shots                    real. It is perhaps best exemplified
                           by our renowned food safety program,
Food safety article        led by Dr. David Theno.

                           Theno
                           -----
Theno on camera            We do extensive microbial testing of
Graphic - Dave Theno,      our meat.  That, in turn, is protected
  Ph.D.                    by temperature monitoring and control
  VP Food Safety, R&D      devices in transportation and
                           distribution.

                           Narration 11
                           ------------
Food article               Foodmaker has among the most
Graphic - USDA, Food &     comprehensive food safety systems in
  Drug Administration      the world today, recognized by the
                           U.S. Department of Agriculture and the
                           Food and Drug Administration. Research
                           shows consumers care about food
                           safety.  It's one of the reasons they
Guests eat food            return to Jack in the Box.  Another is
                           their loyalty to our fictional founder
                           - a clown called Jack.

                           JIB Commercial Montage
                           ----------------------
Montage of Jack            (Various visuals of Jack)
  commercials
                           Narration 12
                           ------------
                           Our advertising campaign has been
                           internationally recognized for it's
                           humor, creativity and, well,
                           irreverence.

       Video                                 Audio
-------------------------  ---------------------------------------

                           JIB Commercial Clip
                           -------------------
Jack yearbook commercial   (Jack)- "My high school years were
                           pretty typical."  (audio fades)

                           Narration 13
                           ------------
Award statues spin         The campaign has garnered countless
                           awards and created an avid following,
                           particularly among our target
                           audience.  Customers can actually
                           repeat commercials word for word.

                           Guest 1
                           -------
Guest on camera            First the antenna balls were at a
                           union meeting.

                           JIB Commercial Clip
                           -------------------
Antenna ball meeting       (Antenna Ball)- "I want to welcome the
  commercial               new guys to Region 29." (audio fades)

                           Guest 1
                           -------
                           And there's also a human being there
                           and he leans down to the podium.

                           JIB Commercial Clip
                           -------------------
                           (Man in Region 29 commercial)- "Okay,
                           just a reminder from Jack.(audio fades)

                           Guest 1
                           -------
                           So I thought that was pretty funny.

                           Guest 2
                           -------
Guest on camera            I remember the dog comes up to him and
                           he's like, "Yo, quiero Taco Bell."

                           JIB Commercial Clip
                           -------------------
Antenna ball/dog           (Dog)- "Yo quiero Taco Bell."
  commercial
                           Guest 2
                           -------
                           The antenna ball looks down and he's
                           like."

                           JIB Commercial Clip
                           -------------------
                           (Antenna Ball)-  `Yeah so."

       Video                                 Audio
-------------------------  ---------------------------------------

                           Guest 2
                           -------
Guest on camera            You're a dog, you'll eat anything.
                           He's the man.  Jack for President, you
                           know.

                           Narration 14
                           ------------
Jack for President bumper  We DID have a Jack for President
  stickers and button      campaign.  In fact, Jack WON the 1996
                           Presidential race among Internet
Jack toys                  voters.  Our Jack toys sell by the
                           millions.  The antenna balls are so
Antenna balls              popular, it's difficult to keep them
                           in stock.  We've sold over 4 million.
Article - about sales of
 antenna balls
                           Duddles
                           -------
Article - about success    Ever since we started the Jack
  of Jack campaign         campaign we've had increases in our
                           average per store restaurant sales.

                           Nugent
                           ------
Nugent on camera           And he's very, very effective.  Plus
                           he's a pretty tough boss.

                           Narration 15
                           ------------
Staff shots, inside        Jack's attitude actually permeates the
  corporate                corporate culture, with staff and
                           consultants encouraged to use humor
Annual report cover        and creativity.  A good example is
                           this year's annual report, where Jack
Annual report inside       is brought to life in a comic book.
  pages
                           Nugent
                           ------
Nugent on camera           My job here is to create an
                           environment where people can be
                           creative.  It is truly the way that we
Article: Back in the       run the day to day business here.
  Black
                           Duddles
                           -------
Duddles on camera          Financially we're set up for growth.
                           We've restructured the balance sheet
                           in the last year, we've reduced our
                           interest costs by over 10 million. Our
                           goal is to increase earnings per share
                           by somewhere between 15 and 20% per
                           year.  We also have the infrastructure
Architectural plans        to do that.  We have the people, we
JIB stores under           have the systems to open new
  construction             restaurants.
Staff sitting at computers

       Video                                 Audio
-------------------------  ---------------------------------------

                           Nugent
                           ------
Nugent on camera           We're already thinking of the next set
                           of initiatives that we're going to
                           develop and implement.  You cannot
                           afford to get complacent and we're not
                           going to wait and be reactive, we're
                           going to be proactive.

                           Antenna Ball Close
                           ------------------
Jack antenna ball talks    Hey, thanks for watching.  If you want
  from inside JIB "Thank   more information you can contact my
  You" exit sign           boss at www.foodmaker.com.
Graphic- Foodmaker, Inc.
Graphic- www.foodmaker.com

                           Copyright
                           ---------
Graphic- copyright         Foodmaker, Inc., March 10, 1999

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   By:  DARWIN J. WEEKS
                                        ---------------
                                        Darwin J. Weeks
                                        Vice President,
                                        Controller and
                                        Chief Accounting Officer

                                        Date:  April 1, 1999